                          SECOND AMENDMENT AND WAIVER

        THIS SECOND AMENDMENT AND WAIVER (this "Amendment") dated as of March
                                                ---------
26, 2001, is by and among CONGRESS FINANCIAL CORPORATION (SOUTHERN), a Georgia corporation (the "Lender") and IVI CHECKMATE CORP., a Delaware corporation
                  ------
("Parent"), IVI CHECKMATE INC., a Georgia corporation (and the successor in
  ------
interest to Plourde Computer Services, Inc., formerly a California corporation ("Plourde"), National Transaction Network, Inc., formerly a Delaware corporation
  -------
("NTN"), and Enconcert Solutions, LLC, formerly a Georgia limited liability
  ---
company ("EnConcert"); "Checkmate"), and DEBITEK, INC., a Delaware corporation
          ---------     ---------
("Debitek").  Parent, Checkmate and Debitek are from time to time collectively
  -------
referred to herein as the "Borrowers" and each individually as a "Borrower",
                           ---------                              --------

                             W I T N E S S E T H:
                             -------------------

        WHEREAS, the Lender, the Parent, Checkmate, Plourde, NTN, Enconcert, and Debitek (Parent, Checkmate, Plourde, NTN, Enconcert and Debitek are hereinafter referred to as the "Prior Borrowers" and each individually as a "Prior
                    ---------------                              -----
Borrower") are parties to that certain Loan and Security Agreement dated as of
--------
April 5, 2000 (as amended by that certain First Amendment dated as of January 8, 2001, the "Loan Agreement); and

        WHEREAS, pursuant to Section 9.1 of the Loan Agreement, the Prior
                             -----------
Borrowers were required to preserve, renew and keep in full force and effect their corporate existence, and pursuant to Section 9.7(b) of the Loan Agreement,
                                           --------------
a Prior Borrower was permitted to merge into another Prior Borrower provided that no later than thirty (30) days prior to the effective date of such merger, the Lender received written notice of the intended merger and copies of all documents relating thereto, and such other security documents, amendments, lockbox agreements, third party waivers, financing statements, opinions of counsel and other documents reasonably requested by the Lender; and

        WHEREAS, pursuant to Sections 8.1 and 9.10 of the Loan Agreement, the
                             ------------     ----
Prior Borrowers were not permitted to form or own any subsidiary except as set forth on such Prior Borrower's Information Certificate; and

        WHEREAS, the Prior Borrowers have defaulted in their performance of Sections 9.1 and 9.7(b) of the Loan Agreement by merging and dissolving, as the
------------     ------
case may be, Plourde, NTN and Enconcert into Checkmate, all without notice to the Lender or the execution and delivery of additional documents requested by the Lender in connections therewith (the "Merger Default") and have defaulted in
                                          --------------
their performance of Sections 8.1 and 9.10 of the Loan Agreement by forming TCC
                     ------------     ----
(the "Subsidiary Default"); and
      ------------------

        WHEREAS, the Borrowers have requested certain amendments to the Loan Agreement; and

        WHEREAS, the Borrowers have requested that the Lender waive the Merger Default and the Subsidiary Default; and

        WHEREAS, the Lender has agreed to the requested amendments and waiver on the terms and conditions set forth herein;

        NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that all capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement, and further agree as follows:

        1. Amendment to Preamble. The preamble of the Loan Agreement is
           ---------------------
hereby modified by deleting the existing preamble in its entirety and replacing such preamble with the following:

           "This Loan and Security Agreement dated April 5, 2000 is entered into by and between Congress Financial Corporation (Southern), a Georgia corporation ("Lender") and IVI Checkmate Corp., a Delaware corporation ("Parent"), IVI Checkmate Inc., a Georgia corporation ("Checkmate"), Plourde Computer Services, Inc., a California corporation ("Plourde"), Debitek, Inc., a Delaware corporation ("Debitek"), National Transaction Network, Inc., a Delaware corporation ("NTN"), and EnConcert Solutions, LLC, a Georgia limited liability company ("EnConcert"; Parent, Checkmate, Plourde, Debitek, NTN and EnConcert, together with any other Person that becomes a party to this Loan Agreement by executing an assumption agreement in form and substance satisfactory to the Lender, are collectively referred to as the "Borrowers" and each individually as a "Borrower").

        2. Amendment to Section 1.
           ----------------------

           (a) Section 1 of the Loan Agreement, Definitions, is hereby
                                                -----------
modified by deleting the definition set forth in Section 1.29 thereof in its entirety and replacing such definition with the following:

           "1.29 "Maximum Credit" shall mean the amount of $18,500,000."

           (b) Section 1 of the Loan Agreement, Definitions, is hereby
                                                -----------
modified to add a new Section 1.43 as set forth below, and to re-number the former Section 1.43 as "1.44" and the former Section 1.44 as "1.45":

           "1.43 "TCC" shall mean TCC Corporation, a Georgia corporation."

        3.  Amendment to Section 2.1.  Section 2.1 of the Loan Agreement,
            ------------------------
Revolving Loans, is hereby modified and amended by deleting clause (ii) (C) of
---------------
paragraph (a) thereof in its entirety and inserting in lieu thereof the following:

            "(C) the amount of $7,500,000, less"
                                           ----

        4.  Amendment to Section 3.4.  Section 3.4 of the Loan Agreement, Unused
            ------------------------                                      ------
Line Fee, is hereby modified and amended by deleting the reference to
--------
"15,000,000" set forth therein and inserting "the Maximum Credit" in lieu thereof.

        5.  Amendment to Section 9.13.  Section 9.13 of the Loan Agreement,
            -------------------------
Adjusted Net Worth, is  hereby modified and amended by deleting such section in
------------------
its entirety and inserting in lieu thereof the following:

            "Section 9.13  Adjusted Net Worth.
                           ------------------

                (a) Parent, on a consolidated basis, shall maintain Adjusted Net Worth as of the last day of each fiscal quarter during any period set forth below in an amount not less than the amount set forth below for such quarter:

                  Amount         Period
                  ------         ------

            (i)   $35,000,000    December 31, 2000, March 31, 2001, June 30,
                                 2001, September 30, 2001, December 31, 2001

            (ii)  $36,000,000    March 31, 2002, June 30, 2002, September 30,
                                 2002

            (iii) $38,000,000    December 31, 2002 and thereafter.

                (b) Parent, on a consolidated basis with all subsidiaries of Parent that are organized under the laws of any state of the United States of America, including without limitation Checkmate, Debitek and TCC, shall, for the corresponding time periods, maintain an Adjusted Net Worth that is at least equal to eighty percent (80%) of the consolidated Adjusted Net Worth amounts set forth in Section 9.13(a) hereof."

        6.  Waiver.  The Lender hereby waives the Merger Default and the
            ------
Subsidiary Default and its rights and remedies under the Loan Agreement arising as a result of the Merger Default and the Subsidiary Default; provided, however,
                                                              --------  -------
that the conditions subsequent to the effectiveness of this Amendment set forth in Section 9 below are met, and provided, further, that the above-referenced
                                --------  -------
waiver shall not waive any other requirement or hinder, restrict or otherwise modify the rights and remedies of the Lender following the occurrence of any other Default or Event of Default under the Loan Agreement.

        7. No Other Consents, Amendments or Waivers.  Except for the amendments
           ----------------------------------------
and waiver set forth above, the text of the Loan Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and the Lender expressly reserves the right to require strict compliance with the terms of the Loan Agreement and the other Financing Agreements.

        8. Effectiveness; Conditions Precedent.  Upon execution of this
           -----------------------------------
Amendment by the Lender and the Borrowers, the provisions of this Amendment shall be effective subject to the prior fulfillment of each of the following conditions:

           (a) The representations and warranties made by or with respect to the Borrowers, or any of them, under the Loan Agreement and the other Financing Agreements, shall be true and correct, except to the extent previously fulfilled with respect to specific prior dates and no Event of Default shall exist as of the date hereof;

           (b) The Lender shall receive an amendment fee in the amount of $25,000; and

           (c) The Lender shall have received all such other certificates, reports, statements, or other documents as the Lender may reasonably request.

        9. Conditions Subsequent.  Within thirty (30) Business Days of the
           ---------------------
effectiveness of this Amendment, the Borrowers shall deliver the following documents to the Lender, each in form and substance satisfactory to the Lender, and each of which when so delivered shall be deemed a Financing Agreement for all purposes:

           (a) An assumption agreement evidencing the assumption of TCC of all Obligations of a Borrower under the Loan Agreement (including the grant of security interests thereunder);

           (b) An amendment to the pledge agreement effectuating a pledge of all stock of TCC;

           (c) An opinion of counsel to TCC;

           (d) Landlord waivers for Parent's locations at 73 Southwoods Parkway, Suite 150, Atlanta, Georgia 30076, 6723 Sierra Court, Suite G, Dublin, California 94568, 9455 Koger Road, Suite 117, St. Petersburg, Florida 33702, 117 Flanders Road, Westborough, Massachusetts 01581 and Centennial Lake Office Park, 3601 76th Street, W., Suite 150, Edina, Minnesota 55435;

           (e) UCC-1 financing statements for the following Persons in the jurisdiction set forth below:

                (i)   Parent - Delaware Secretary of State;

                (ii) Checkmate - California Secretary of State, Charlotte, North Carolina and Westborough, Massachusetts;

                (iii) Debitek - Delaware Secretary of State; and

                (iv)  TCC - Fulton County, Georgia

           (f) Such other documents as the Lender shall reasonably request in connection herewith.

The failure of Borrowers to timely comply with all requirements of this Section 9 shall result in the occurrence of an Event of Default under the Loan Agreement.

        10.  Counterparts.  This Amendment may be executed in multiple
             ------------
counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.

        11.  Governing Law.  This Amendment shall be deemed to be made pursuant
             -------------
to the laws of the State of Georgia with respect to agreements made and to be performed wholly in the State of Georgia and shall be construed, interpreted, performed and enforced in accordance therewith.

        12.  Financing Agreement.  This Amendment shall be deemed to be a
             -------------------
Financing Agreement for all purposes under the Loan Agreement.


               [Remainder of this page intentionally left blank]

        IN WITNESS WHEREOF, the parties hereto have caused their respective duly authorized officers or representatives to execute and deliver this Amendment as of the day and year first above written.

LENDER                                  BORROWERS

CONGRESS FINANCIAL CORPORATION          IVI CHECKMATE CORP.
(SOUTHERN)

By: /s/ Fred Ernst                      By: /s/ John J. Neubert
   ---------------------------             -------------------------------
Title: Vice President                   Title: Executive Vice President
      ------------------------                 Chief Financial Officer
                                               ---------------------------

                                        IVI CHECKMATE INC.

                                        By: /s/ John J. Neubert
                                           -------------------------------

                                        Title: Executive Vice President
                                               Chief Financial Officer
                                              ----------------------------

                                        DEBITEK, INC.

                                        By: /s/ John J. Neubert
                                           -------------------------------

                                        Title: Executive Vice President
                                               Chief Financial Officer
                                              ----------------------------